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                         UBS MANAGED INVESTMENTS TRUST
                               UBS STRATEGY FUND

                Supplement to Prospectus dated November 5, 2001,
                            as revised April 8, 2002

                                                                January 31, 2003

Dear Investor,

      The purpose of this supplement to the prospectus is to notify investors that effective January 31, 2003, UBS Managed Investments Trust -- UBS Strategy Fund will close to new investment and will therefore no longer offer its shares for purchase, including purchases through the Automatic Investment Plan and PACE Multi Advisor, or for exchange from other funds. Of course, shareholders will continue to be able to redeem their shares.

                                                                   Item # ZS-167